THE ADVISORS’ INNER CIRCLE FUND III

RWC Global Emerging Equity Fund

(the “Fund”)

Supplement dated December 30, 2019 to the

Prospectus and Statement of Additional Information (“SAI”), each dated January 28, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

RWC Asset Advisors (US) LLC (“RWC”) serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and RWC (the “Current Agreement”). On October 29, 2019, RWC Partners Limited, RWC’s parent company, announced that it had signed a definitive agreement for Schroder International Holdings Limited (“Schroders”) to sell its 41% equity stake in RWC Partners Limited back to RWC Partners Limited shareholders and to RWC Partners Limited’s new long-term partner, Lincoln Peak Capital Management LLC (the “Transaction”). The Transaction is expected to close in the first quarter of 2020 and will result in the assignment and termination of the Current Agreement pursuant to the Investment Company Act of 1940, as amended.

At a meeting held on December 12, 2019 (the “Meeting”), the Board of Trustees of the Trust (the “Board”) approved an interim investment advisory agreement between the Trust, on behalf of the Fund, and RWC (the “Interim Agreement”) in anticipation of the closing of the Transaction. The terms of the Interim Agreement are identical to the terms of the Current Agreement, except for certain provisions that are required by law and except that the date of the agreement is made current. The Interim Agreement will take effect upon the closing of the Transaction and will replace the Current Agreement. Pursuant to the Interim Agreement, RWC may provide investment advisory services to the Fund for up to 150 days between the effective date of the Interim Agreement and shareholder approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and RWC (the “New Agreement”).

At the Meeting, the Board also approved the New Agreement, which would go into effect and replace the Interim Agreement if and when the New Agreement is approved by shareholders of the Fund. In connection therewith, the Board also called a special meeting of Fund shareholders, approved the submission of a proposal to Fund shareholders to approve the New Agreement at the special meeting and recommended that Fund shareholders approve the New Agreement. Proxy materials will be sent to Fund shareholders as of a record date to be established by the Trust’s officers with more information about the special meeting, the Transaction and the New Agreement. Please read the proxy statement when it is available because it contains important information.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy.

Please contact the Fund at 1-855-RWC-FUND (855-792-3863) for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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